JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

Supplement dated November 4, 2019 to PROSPECTUSES dated April 29, 2019

Changes to Variable Investment Options

This Supplement applies to VENTURE® VARIABLE ANNUITY, VENTURE III® VARIABLE ANNUITY, VENTURE VISION® VARIABLE ANNUITY, VENTURE VANTAGE® VARIABLE ANNUITY, WEALTHMARK VARIABLE ANNUITY and WEALTHMARK ML3 VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”). It supplements the prospectus dated April 29, 2019 for the Contract you purchased (the “Annuity Prospectus”).

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus please contact our Annuities Service Center at 1-800-344-1029, or in New York State at 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com.

Portfolio Mergers

Effective at the close of business on November 1, 2019, the following “Acquired Portfolios” merged into the respective “Acquiring Portfolios”:

Acquired Portfolio	Acquiring Portfolio
JHVIT International Growth Stock Trust	JHVIT International Equity Index Trust
JHVIT Utilities Trust	JHVIT Equity Income Trust

As a result, after November 1, 2019, the Variable Investment Option corresponding to International Equity Index Trust replaces the Variable Investment Option corresponding to International Growth Stock Trust, and the Variable Investment Option corresponding to Equity Income Trust replaces the Variable Investment Option corresponding to Utilities Trust. You no longer will be able to allocate Contract Value or any Purchase Payments to the International Growth Stock or to the Utilities Investment Option. Any Contract Value allocated to the International Growth Stock Investment Option will be allocated to the International Equity Index Investment Option, and any Contract Value allocated to the Utilities Investment Option will be allocated to the Equity Income Investment Option.

Accordingly, any references in the Annuity Prospectus to the “International Growth Stock” Trust or Investment Option are replaced with the “International Equity Index” Trust or Investment Option, respectively, except for the reference to the “International Growth Stock” Trust in Appendix U: “Tables of Accumulation Unit Values,” which is historical in nature. Any references in the Annuity Prospectus to the “Utilities” Trust or Investment Option are replaced with the “Equity Income” Trust or Investment Option, respectively, except for the reference to the “Utilities” Trust in Appendix U: “Tables of Accumulation Unit Values,” which is historical in nature.

For WEALTHMARK VARIABLE ANNUITY and WEALTHMARK ML3 VARIABLE ANNUITY Contracts only, the following series changes also apply:

Acquired Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses	Total Annual Operating Expenses	Contractual Expense Reimbursement	Net Operating Expenses
International Growth Stock Portfolio
Series II	0.82%	0.25%	0.19%	0.01	1.27%	-0.01%	1.26%

Acquiring Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses	Total Annual Operating Expenses	Contractual Expense Reimbursement	Net Operating Expenses
International Equity Index Portfolio
Series NAV	0.53%	0.00%	0.08%	—	0.61%	-0.27%	0.34%

You should retain this Supplement for future reference.

Supplement dated November 4, 2019

11/19:VAPS61	333-70728	033-79112
	333-70730	033-46217
	333-70850	333-83558
	333-71072	333-138846
	333-71074	333-61283